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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the quarterly report on Form 10-Q of Ascential Software Corporation (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Peter Gyenes, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of my knowledge and belief that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002                     /s/ Peter Gyenes
                                              ------------------------------
                                              Peter Gyenes
                                              Chief Executive Officer


      In connection with the quarterly report on Form 10-Q of Ascential Software Corporation (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert C. McBride, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of my knowledge and belief that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002                     /s/ Robert C. McBride
                                              ----------------------------
                                              Robert C. McBride
                                              Chief Financial Officer


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